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                                                                     EXHIBIT 3.1

                           ARTICLES OF INCORPORATION

                                      OF

                         SOUTHWEST BIOLOGICAL SERVICES
                        WESTERN STATES PLASMA CO., INC.

                                       I

The name of the corporation is SOUTHWEST BIOLOGICAL SERVICES WESTERN STATES PLASMA CO., INC.

                                      II

The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

The name and address in the State of California of this corporation's initial agent for service of process is:

          GARY R. KING        200 East Sandpointe, Suite 400
                              Santa Ana, California 92707

                                      IV

This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 100,000.


DATED:  August 17, 1984


                                        /s/ Michael F. Crowley
                                        ----------------------
                                        MICHAEL F. CROWLEY

I declare that I am the person who executed the forgoing Articles of Incorporaiton, which execution is my act and deed.


                                        /s/ Michael F. Crowley
                                        ----------------------
                                        MICHAEL F. CROWLEY
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                         Southwest Biological Services
                        Western States Plasma Co., Inc.


                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION


Michael F. Crowley and Mary A. Crowley certify that:

1. They are the president and secretary, respectively, of Southwest Biological Services Western States Plasma Co., Inc., California corporation.

2. Articles I of the articles of incorporation of this corporation is amended to read as follows:

     The name of the corporation is The Western States Group, Inc.

3. The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

4. The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 1,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that matters set forth in this certificate are true and correct of our own knowledge.

DATE:  June 17, 1993
    ----------------


                                    /s/ Michael F. Crowley
                                    ----------------------
                                    Michael F. Crowley, President

                                    /s/ Mary A. Crowley
                                    -------------------
                                    Mary A. Crowley, Secretary

                                       2
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                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION
                                      OF
                        THE WESTERN STATES GROUP, INC.,
                           a California corporation



          The undersigned certify that:

          1. They are the president and the secretary, respectively, of The Western States Group, Inc., a California corporation.

          2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:

          "Article I: The name of the corporation is "SeraCare Life Sciences, Inc."

          3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

          4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of this corporation is 1,000. The number of shares voting in favor of the amendment equaled 100% of the outstanding shares.

                                       3
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          The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: June 5, 2001

                                          /s/ Michael Crowley Jr.
                                         ---------------------------------------
                                         Michael F. Crowley, Jr.
                                         President

                                         ___________________________________
                                         Jerry L. Burdick
                                         Secretary

                                       4
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The undersigned further declare under penalty of perjury under the laws of the
State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  June 5, 2001

                                         _______________________________________
                                         Michael F. Crowley, Jr.
                                         President


                                           /s/ Jerry L. Burdick
                                         ---------------------------------------
                                         Jerry L. Burdick
                                         Secretary

                                       5